                                                                     Exhibit 4.1



----------------                                                ----------------
NUMBER                                                               SHARES
                         [LOGO OF CREDENTIALS SERVICES
CS                            INTERNATIONAL, INC.]


----------------                                                ----------------
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

 THIS CERTIFICATE IS TRANSFERABLE IN                   SEE REVERSE FOR CERTAIN
THE CITY OF CHICAGO OR THE CITY OF                  DEFINITIONS AND RESTRICTIONS
          NEW YORK                                        CUSIP 225307 10 7

                                  COMMON STOCK
            --------------------------------------------------------
            THIS CERTIFIES THAT





            IS THE RECORD HOLDER OF
            --------------------------------------------------------

             fully paid and non-assessable shares of Common Stock,
                          par value $.01 per share, of
                    CREDENTIALS SERVICES INTERNATIONAL, INC.

(the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar. This security is not a deposit or account and is not federally insured or guaranteed.

         In Witness Whereof the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.


DATED:

 /s/ DAVID C. THOMPSON          COUNTERSIGNED AND REGISTERED:
      PRESIDENT AND                      LASALLE NATIONAL BANK
 CHIEF EXECUTIVE OFFICER                         (CHICAGO)
                                                                TRANSFER AGENT
                                                                 AND REGISTRAR



          [CORPORATE SEAL OF CREDENTIALS SERVICES INTERNATIONAL, INC.]

 /s/ ALLAN WEINSTEIN                    BY
       SECRETARY                           AUTHORIZED SIGNATURE

                    CREDENTIALS SERVICES INTERNATIONAL, INC.

         A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM - as tenants in common                     UNIF GIFT MIN ACT - __________ Custodian ___________
TEN ENT - as tenants by the entireties                                    (Cust)               (Minor)
JT TEN  - as joint tenants with right of                               Under Uniform Gifts to Minors
         survivorship and not as tenants                               Act ____________________________
         in common                                                                   (State)
                                                   UNIF TRANS MIN ACT - __________Custodian ___________
                                                                          (Cust)               (Minor)
                                                                       under Uniform Transfers to Minors
                                                                       Act_____________________________
                                                                                     (State)


         Additional abbreviations may also be used though not in the above list.



FOR VALUE RECEIVED, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

---------------------------

---------------------------

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.


Dated __________________________________



                                        ________________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAMES AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.